SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2008 (July 20, 2008)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On July 20, 2008, Alan Carus, a director of Chembio Diagnostics Inc. (the “Company”) who served as Chairman of the Company’s Audit Committee, and also served as a member of the Company’s Compensation Committee and its Nominating and Corporate Governance Committee, notified the Company of his resignation as a director of the Company and from any other offices or capacities that he held with the Company, effective immediately.  In his resignation letter, Mr. Carus stated that he did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies, disclosures and/or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2008                                                                           CHEMBIO DIAGNOSTICS, INC.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer